UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 23, 2015
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Issuer Direct Corporation
(Exact name of registrant as specified in its charter)
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Delaware	1-10185	74-2418590
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

500 Perimeter Park, Suite D, Morrisville, North Carolina 27560
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 481-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 23, 2015, Wesley Pollard submitted formal notice of his intent not to stand for re-election as a member of the Board of Directors (the “Board”) of Issuer Direct Corporation (the “Company”) at the Company’s 2015 annual meeting of the stockholders.   Mr. Pollard is not a member of the Audit Committee or Compensation Committee of the Board.

Mr. Pollard’s decision not to stand for re-election to the Board is not the result of any disagreement with the Company or any of its subsidiaries on any matters related to their operations, policies or practices.  A copy of Mr. Pollard’s written correspondence is attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Written Correspondence”).  The Board does not intend to appoint a new director to replace Mr. Pollard at this time.

Additionally, as part of the Written Correspondence, Mr. Pollard indicated his intent to resign his positions of Chief Financial Officer, Secretary and Treasurer of the Company effective the business day after the filing of the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2015 with the Securities and Exchange Commission (the “Filing Date”).  Until the Filing Date, Mr. Pollard will continue as the Company’s Chief Financial Officer, Secretary and Treasurer.

Subsequent to the Filing Date, the Board intends to appoint Steve Knerr, the Company’s current Controller, as its interim Principal Accounting Officer and interim Chief Financial Officer.  Subsequent to the Filing Date, Mr. Pollard will be retained as a consultant to the Company on an as needed basis.  The Company intends to conduct a formal search for a permanent Principal Accounting Officer and Chief Financial Officer.

As required by Item 5.02, the Company has provided Mr. Pollard a copy of the disclosure contained in this Current Report on Form 8-K.  Mr. Pollard has indicated he agrees with all the statements made is this disclosure.

Item 8.01.  Other Events.

On March 26, 2015, the Company issued a press release regarding Mr. Pollard’s intent to resign as the Chief Financial Officer.  A copy of such press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

ExhibitNo.	Description

99.1	Resignation letter of Mr. Pollard dated March 23, 2015.

99.2	Press release issued by Issuer Direct Corporation on March 26, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Issuer Direct Corporation

Date: March 26, 2015	By:	/s/ Brian R. Balbirnie
Brian R. Balbirnie
Chief Executive Officer